                                                                   EXHIBIT 10.1


                                   AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT


      This Amendment to Loan and Security Agreement is entered into as of April 9, 1997 (this "Amendment"), by and between Silicon Valley Bank ("Bank") and Quest Electronic Hardware, Inc. ("Borrower").


                                    RECITALS

      Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 1995, as amended from time to time, including, without limitation, the Amendment No. 1 to Loan and Security Agreement dated May 31, 1995, the Amendment No. 1 to Loan and Security Agreement dated November 16, 1995, the Amendment to Loan and Security Agreement dated March 31, 1996, and the Amendment to Loan and Security Agreement dated September 30, 1996 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. The following definitions in Section 1.1 are hereby amended to read as follows:

           "Committed Line" means Three Million Dollars ($3,000,000).

           "Guarantor" means Questron Technology, Inc.

            "Guaranty" means the Unconditional Guaranty dated September 26, 1996 executed by Guarantor in favor of Bank.

           "Letters of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.1.2.

            "Revolving facility Maturity Date" means March 30, 1999, as extended from time to time in Bank's sole discretion pursuant to
            Section 2.1, provided that the Revolving Facility Maturity Date shall be March 30, 1998 if Bank gives Borrower notice not later than December 31, 1997 that Borrower has not complied with the terms of the Agreement to Bank's reasonable satisfaction.

           "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness.

      2.    The first paragraph of Section 2.1 is amended to read as follows:

               2 .1 Advances. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate amount not to exceed (a) the lesser of the Committed Line or the Borrowing Base, minus (b) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to (I) seventy-five percent (75%) of Eligible Accounts plus (ii) (x) if the value of Borrower's total Inventory is equal to or greater than Four Million Two Hundred Fifty Thousand Dollars ($4,250,000), then the lesser of twenty-five percent (25%) of the value of Borrower's Eligible Inventory or One Million Dollars ($1,000,000), or (y) if the value of Borrower's total Inventory is less than Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) but greater than or equal to Two Million Five Hundred Thousand Dollars ($2,500,000), then the lesser of twenty-five percent (25%) of the value of Borrower's Eligible Inventory or Seven Hundred Fifty Thousand Dollars ($750,000), or
            (z) if the value of Borrower's total Inventory is less than Two Million Five Hundred Thousand Dollars ($2,500,000), then the lesser of twenty-five percent (25%) of the value of Borrower's Eligible Inventory or Five Hundred Thousand Dollars ($500,000). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time prior to the Revolving Facility Maturity Date.

      3. The Section numbers set forth in Amendment No. 1 to Loan and Security Agreement dated May 31, 1995, for the sections titled "Letters of Credit" and "Letter of Credit Reimbursement; Reserve" shall hereby be amended to Section 2.1.2 for the "Letters of Credit" and Section 2.1.3 for the "Letter of Credit Reimbursement; Reserve."

      4.    Sections 6.9, 6.10 and 6.12 are hereby amended to read as follows:

            6.9 Debt-Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, commencing with the calendar month ending on March 31, 1997, a ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.25 to 1.0.

            6.10 Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, commencing with the calendar month ending on March 31, 1997, a Tangible Net Worth of not less than Four Million Five Hundred Thousand Dollars ($4,500,000), plus fifty percent (50%) of Borrower's net income in the subsequent years of this Agreement,

            6.12 Debt Service Coverage. Borrower shall maintain, as of the last day of each calendar month, commencing with the calendar month ending on March 31, 1997, a Debt Service Coverage Ratio of at least 1.75 to 1.0 for each month from March through November, and at least 1.50 to 1.0 for each month from December through February.

      5.    Section 6.11 is hereby deleted in its entirety.

      6. The borrowing base certificate and the compliance certificate attached to the Agreement as Exhibit C and Exhibit D, respectively, are hereby replaced by Exhibit "C" and Exhibit "D", respectively, attached hereto.

      7. In order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents, Borrower hereby pledges to Bank all the shares of capital stock of Comp Ware, Inc. which Borrower now owns or hereafter acquires an interest, by executing concurrently herewith a Stock Pledge Agreement and taking such further actions requested by Bank that are necessary to effect such pledge.

      8. As a condition to the effectiveness of this Amendment, Borrower shall pay Bank a per annum fee of Twenty Two Thousand Five Hundred Dollars ($22,500), plus a cost of capital fee of Twenty Five Thousand Dollars ($25,000), plus all Bank Expenses (including reasonable attorneys' fees) incurred through the date of this Amendment, which fees and expenses become nonrefundable and fully earned on the date of this Amendment.

      9. The effectiveness of this Amendment is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

            a. this Amendment duly executed by Borrower;

            b. a certificate of secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

            c. the Stock Pledge Agreement duly executed by Borrower;

            d. the Affirmation of Guaranty duly executed by Questron Technology, Inc.;

            e. the Affirmation of Stock Pledge Agreement duly executed by Questron Technology, Inc.;

            f. evidence of corporate authority and incumbency as Bank shall require from all third parties entering into agreements in connection with this Amendment;

            g. payment of the fees and Bank Expenses then due specified in Paragraph 6 hereof; and

            h. such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      10. Unless other-wise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

      11. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment (except such representations and warranties to be expressly true as of a specific date), and that no Event of Default has occurred and is continuing.

      12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                              QUEST ELECTRONIC HARDWARE, INC.,
                                              a Delaware corporation

                                              By:  Dominic A. Polimeni
                                                 -----------------------------
                                              Title:  Chairman and CEO


                                              SILICON VALLEY BANK

                                              By:  Julie Schneider
                                                 -----------------------------
                                              Asst. Vice-President

                                   EXHIBIT C
                           BORROWING BASE CERTIFICATE

-------------------------------------------------------------------------------
Borrower: Quest Electronic Hardware, Inc.       Lender:   Silicon Valley Bank

Commitment Amount: $3,000,000.00
-------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
        1.   Accounts Receivable Book Value as of                                         $______________
        2.   Additions (please explain on reverse)                                        $______________
        3.   TOTAL ACCOUNTS RECEIVABLE                                                    $______________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
        4.   Amounts over 90 days due                                     $______________
        5.   Balance of 50% over 90 day accounts                          $______________
        6.   Concentration Limits                                         $______________
        7.   Foreign Accounts                                             $______________
        8.   Governmental Accounts                                        $______________
        9.   Contra Accounts                                              $______________
        10.  Promotion or Demo Accounts                                   $______________
        11.  Intercompany/Employee Accounts                               $______________
        12.  Other (please explain on reverse)                            $______________
        13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                         $______________
        14.  Eligible Accounts  (#3 minus #13)                                            $______________
        15.  LOAN VALUE OF ACCOUNTS (75% of #14)                                          $______________

INVENTORY
   16.  Value of Inventory                                                                $______________
   17.  LOAN VALUE OF INVENTORY (lesser of (a) 25% of #16,
        (b)  $1,000,000 if #16 is greater than $4,250,000,
        (c)  $750,000 if #16 is greater than $2,500,000 but less
             $4,250,000, or (d) $500,000 if #16 is less than $2,500,000                   $______________

BALANCES
        18.  Maximum Loan Amount                                                          $  3,000,000.00
        19.  Total Funds Available [Lesser of #18 or (#15 plus #17)]                      $______________
        20.  Present balance owing on Line of Credit                                      $______________
        21.  Face amount of all outstanding Letters of Credit                             $______________
        22.  RESERVE POSITION (#19 minus #20 minus 21)                                    $______________


The undersigned represents and warrants that the foregoing is true, complete and correct,, and that the information reflected in this Borrowing Base
Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

                                             ---------------------------------
COMMENTS:                                    |                               |
                                             | BANK USE ONLY                 |
                                             | -------------                 |
                                             | Rec'd By:                     |
                                             |          -------------------- |
Quest Electronic Hardware, Inc.              |              Auth. Signer     |
                                             |                               |
                                             | Date:                         |
                                             |      ------------------------ |
                                             |                               |
By:                                          | Verified:                     |
   ----------------------------              |          -------------------- |
        Authorized Signer                    |              Auth. Signer     |
                                             |                               |
                                             | Date:                         |
                                             |      ------------------------ |
                                             |                               |
                                             ---------------------------------


                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE


   TO:     SILICON VALLEY BANK

   FROM:   QUEST ELECTRONIC HARDWARE, INC.

      The undersigned authorized officer of Quest Electronic Hardware, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________________ with all required covenants except as noted and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

                 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING
                         YES/NO UNDER "COMPLIES"COLUMN.

REPORTING COVENANT                 REQUIRED                            COMPLIES
------------------                 --------                            --------
   Monthly financial statements      Monthly within 30 days            Yes   No
   Annual (CPA Audited)              FYE within 90 days                Yes   No
   A/R & A/P Agings                  Monthly within 20 days            Yes   No
   A/R Audit                         Initial and Semi-Annual           Yes   No

FINANCIAL COVENANT                 REQUIRED            ACTUAL          COMPLIES
------------------                 --------            ------          --------
   Maintain on a Monthly Basis:
    Minimum Quick Ratio             0.50:1.0             :1.0          Yes   No
    Minimum Tangible Net Worth      $4,500,000 plus    $               Yes   No
                                    50% of Net Income
    Maximum Debt/Tangible Net Worth 1.25:1.0             :1.0          Yes   No
    Debt Service Coverage           1.75:1.0 for March   :1.0          Yes   No
                                    through Nov.;
                                    1.50:1.0 for Dec.
                                    through Feb.


COMMENTS REGARDING EXCEPTIONS: See Attached.
                                              ---------------------------------
                                              |                               |
                                              | BANK USE ONLY                 |
Sincerely,                                    | -------------                 |
                                              | Received by:                  |
----------------------------------            |             ----------------- |
SIGNATURE                                     |             AUTHORIZED SIGNER |
                                              |                               |
----------------------------------            | Date:                         |
TITLE                                         |      ------------------------ |
                                              |                               |
----------------------------------            | Verified:                     |
DATE                                          |          -------------------- |
                                              |           AUTHORIZED SIGNER   |
                                              |                               |
                                              | Date:                         |
                                              |      ------------------------ |
                                              | Compliance Status:  Yes   No  |
                                              ---------------------------------
